Exhibit 10.1
AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into to be effective as of March 31, 2011 (the “Effective Date”), among SOUTHWEST IOWA RENEWABLE ENERGY, LLC, an Iowa limited liability company (the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”), the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Amended and Restated Credit Agreement (the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as agent for itself and the other Banks (the “Agent”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Credit Agreement (as defined below).

RECITALS

A.           The Borrower, the Agent and the Banks have entered into an Amended and Restated Credit Agreement dated March 31, 2010 (the “Credit Agreement”), under which the Banks agreed to extend certain financial accommodations to the Borrower.

B.           At the request of the Borrower, the Banks have agreed to extend the Maturity Date of the Revolving Line of Credit Loan in accordance with the terms and conditions set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Credit Agreement.

a.           As of the Effective Date, the following defined terms as used in the Loan Documents are amended and restated as follows:

“Revolving Line of Credit Loan Maturity Date” means June 30, 2011.

“Working Capital” means the current assets of the Borrower less the current liabilities (excluding all Excess Cash Flow Payments due during the applicable period of measurement, and that portion of the Bunge Revolving Loan and the Subordinated Term Loans that has been advanced and/or unconditionally committed to the Borrower and is at the time of determination then outstanding, and all accrued and unpaid interest on such amounts) of the Borrower, as determined in accordance with GAAP

b.           As of the Effective Date, Section 2.05(i) of the Credit Agreement is amended, restated and replaced by the following:

(i)           Interest Rate.  The Revolving Line of Credit Loan shall bear interest at a rate equal to the LIBOR Rate plus four hundred forty-five (445) basis points, or as otherwise provided in Section 2.11. Notwithstanding the forgoing or the provisions of Section 2.11, the applicable interest rate on the Revolving Line of Credit Loan shall at no time be less than six percent (6.0%) per annum.  The rate of interest due hereunder shall initially be determined as of the date of the first Advance made under the Revolving Line of Credit

Note and shall thereafter be adjusted as and when the LIBOR Rate changes.  All such adjustments to the rate of interest shall be made and become effective as of the first Adjustment Date following such change in the LIBOR Rate.  All such adjustments to said rate shall be made and become effective as of the Adjustment Date, and said rate as adjusted shall remain in effect until and including the day immediately preceding the next Adjustment Date.  Interest hereunder shall be computed on the basis of a year of three hundred sixty five (365) days, but charged for actual days principal is outstanding.  In no event shall the applicable rate exceed the Maximum Rate.

c.           As of the Effective Date, Section 2.25 of the Credit Agreement is amended, restated and replaced by the following:

Section 2.25.    Excess Cash Flow.  In addition to all other payments of principal and interest required under this Agreement and the Notes, at theend of each fiscal year during the term of this Agreement, Borrower shall calculate Excess Cash Flow based on its fiscal year end audited financial statements, and remit to Agent for the account of the Banks an amount equal to 65% of the Borrower’s Excess Cash Flow in accordance with this Section 2.25 (the “Excess Cash Flow Payment”). Excess Cash Flow Payments shall be paid by Borrower in four equal installments on the last day of each of the next immediately succeeding fiscal quarters of the Borrower following calculation of such amount (i.e., December 31, March 31, June 30, and September 30). Notwithstanding the foregoing, the first quarterly installment of the Excess Cash Flow Payment due in each fiscal year of the Borrower (i.e., the December 31 payment) may be deferred until Borrower delivers its fiscal year end audited financial statements to Agent in accordance with Section 5.01(c)(i), and such payment shall be due within ten (10) days of the due date for such financial statements. The total Excess Cash Flow Payments required under this Section 2.25 shall not exceed Four Million and No/100 Dollars ($4,000,000.00) in any fiscal year, or Sixteen Million and No/100 Dollars ($16,000,000.00) over the term of this Agreement (the “Maximum Excess Cash Flow”). Excess Cash Flow Payments received from the Borrower shall be applied to the reduction of the outstanding principal of the Term Loan. No Excess Cash Flow Payment shall be considered to be a prepayment with respect to which a prepayment fee under Section 2.16 of this Agreement is required to be paid. Notwithstanding the foregoing, no Excess Cash Flow Payment shall be required during any fiscal year should Borrower’s Tangible Owner’s Equity be greater than 65% at the end of the immediately preceding fiscal year.

2.           Effect on Credit Agreement. Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect.  Except as expressly set forth herein, nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

3.           Conditions Precedent to Effectiveness of this Amendment.  The obligations of the Banks hereunder are subject to the conditions precedent that the Agent shall have received the following, in form and substance satisfactory to the Agent:

a.           this Amendment duly executed by the Borrower, the Agent and the Banks;

b.           payment from the Borrower of an extension fee equal to $50,000.00, such amount being divided 50% for the account of the Agent and 50% for the account of the Banks to be shared according to their Pro Rata Share in the Revolving Line of Credit Loan Commitment; and

c.           all other documents, instruments, or agreement required to be delivered to the Agent under the Credit Agreement and not previously delivered to the Agent.

4.           Representations and Warranties of Borrower.   The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

a.           the execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s power, have been duly authorized by all necessary action, and do not contravene: (i) the articles of organization or operating agreement of the Borrower; or (ii) any law or any contractual restriction binding on or affecting the Borrower; and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the terms thereof) upon or with respect to any of its properties;

b.           this Amendment is, and each other Loan Document to which the Borrower is a party when delivered will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c.           all other representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect as of the Effective Date.

5.           Counterparts.   It is understood and agreed that this Amendment may be executed in several counterparts, each of which shall, for all purposes, be deemed an original, and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Amendment.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

SIGNATURE PAGE TO
AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of March 31, 2011

SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
an Iowa limited liability company

/s/ Brian Cahill
By: Brian Cahill
Its: CEO

SIGNATURE PAGE TO
AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of March 31, 2011

AGENT:

AGSTAR FINANCIAL SERVICES, PCA, as Administrative Agent

/s/ Ron Monson
By: Ron Monson
Its: Vice President

AGSTAR:
as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Ron Monson
Its: Vice President

SIGNATURE PAGE TO
AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of March 31, 2011

METROPOLITAN LIFE INSURANCE COMPANY,
as a Bank

/s/ Michael A. Wilson
By: Michael A. Wilson
Its: Director

Address:	10801 Mastin Blvd., Suite 730
Overland Park, KS 66210

SIGNATURE PAGE TO
AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of March 31, 2011

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, New York Branch,
as a Bank

/s/ Jeff Bliss
By: Jeff Bliss
Its: Executive Director

/s/ Andrew Sherman
By: Andrew Sherman
Its: Managing Director

Address:	245 Park Avenue
37th Floor
New York, NY 10167

SIGNATURE PAGE TO
AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of March 31, 2011

AMARILLO NATIONAL BANK,
as a Bank

/s/ Craig L. Sanders
By: Craig L. Sanders
Its: Executive Vice President

Address:	P.O. Box 1
Amarillo, Texas 79105

SIGNATURE PAGE TO
AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of March 31, 2011

FIRST NATIONAL BANK OF OMAHA,
as a Bank

/s/ Fallon Savage
By: Fallon Savage
Its: Vice President

Address:	1620 Dodge Street
Omaha, NE 68197

SIGNATURE PAGE TO
AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
BY AND BETWEEN
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND
THE BANKS

Dated to be effective as of March 31, 2011

BANK OF THE WEST,
as a Bank

/s/ Christiana Creekpaum
By: Christina Creekpaum
Its: Vice President

Address:	Midwest Agribusiness & Rural Commercial Banking
250 Marquette Avenue, Suite 575
Minneapolis, MN 55401